Supplement dated December 8, 2023
to the following initial summary prospectus(es):
Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
(l)
The fund name change described in the November 6, 2023 supplement has been postponed by BlackRock Variable Series Funds, Inc. A new fund name change date will be communicated in the future.
ISP-0739